Summary Prospectus Supplement	August 2, 2017

Putnam VT Multi-Cap Growth Fund
Summary Prospectus dated April 30, 2017

The sub-section Portfolio manager in the section Your fund’s management is replaced in its entirety with the following:

Portfolio manager
Robert Brookby, Portfolio Manager, portfolio manager of the fund since 2010

Assistant portfolio manager
Richard Bodzy, Portfolio Manager, Analyst, assistant portfolio manager of the fund since 2017

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